UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2014

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2200 Ross Ave., Suite 4500E, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 214-220-4340

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 – Change in Registrant’s Certifying Accountant

In connection with the ongoing transition of the primary offices and operations of Park Place Energy Corp. (the “Company”) to Dallas, Texas, effective December 15, 2014, the board of directors of the Company dismissed Saturna Group Chartered Accountants LLP (“Saturna”) as the independent auditors for the Company and its subsidiaries.

Saturna’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Saturna on the consolidated financial statements of the Company for either of the past two years and through December 15, 2014 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through December 15, 2014: (i) there have been no disagreements with Saturna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Saturna, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Saturna did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1) of Regulation S-K.

The Company provided to Saturna the disclosure contained in this Current Report on Form 8-K and requested Saturna to furnish a letter addressed to the Commission stating whether the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

Effective December 15, 2014, the board of directors of the Company ratified and approved the Company’s engagement of Whitley Penn LLP (“WP”) as independent auditors for the Company and its subsidiaries.

During the years ended December 31, 2013 and 2012 and through December 15, 2014, neither the Company nor anyone on its behalf consulted with WP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description

16.1*	Letter from Saturna Group Chartered Accountants LLP dated December 15, 2014.

*                  Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

/s/ Francis M. Munchinski
Francis M. Munchinski
Secretary and Treasurer
Date: December 16, 2014

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1*	Letter from Saturna Group Chartered Accountants LLP dated December 15, 2014.